SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 2003

                           RESOURCES CONNECTION, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   0-32113                     33-0832424
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)               Identification No.)

         695 Town Center Drive, Suite 600, Costa Mesa, California 92626
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                   (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number, including area code (714) 430-6400
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 7. EXHIBITS
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      Reference is made to the Exhibit Index annexed hereto and made a part hereof.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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      On September 30, 2003, Resources Connection, Inc. issued a press release announcing its financial results for the quarterly period ended August 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2003

                                                     RESOURCES CONNECTION, INC.

                                                     By: /s/ Donald B. Murray
                                                         -----------------------
                                                         Donald B. Murray
                                                         Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.    Name of Item
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    99.1       Press Release issued on September 30, 2003